UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 7, 2013

INTERCEPT PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35668	22-3868459
(state or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

18 Desbrosses Street New York, New York		10013
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (646) 747-1000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)

Executive Compensation for 2013

On May 7, 2013, the compensation committee and board of directors of Intercept Pharmaceuticals, Inc. (the “Company”) revised the compensation arrangements applicable to Mark Pruzanski, President and Chief Executive Officer, David Shapiro, Chief Medical Officer and Executive Vice President—Development, and Barbara Duncan, Chief Financial Officer (collectively, the “named executive officers”). The following is a summary of the new compensation arrangements applicable to the named executive officers:

	Base Salary ($)		Bonus Target (% of Base Salary)
Name	2012	2013	2012	2013
Mark Pruzanski	377,000	500,000	45%	50%
David Shapiro	375,000	380,000	25%	35%
Barbara Duncan	323,000	335,000	25%	35%

The change to the base salary of each named executive officer is effective as of April 1, 2013.

Item 5.07 Submission of Matters to a Vote of Security Holders.

At the 2013 annual meeting of stockholders of the Company held on May 7, 2013, the Company’s stockholders (1) elected all seven of the Company’s nominees for director and (2) ratified the appointment of KPMG LLP as the Company’s independent registered public accounting firm for fiscal 2013. Shares of the Company’s voting stock were voted on these proposals as follows:

Proposal 1. Election of Directors: Seven nominees were elected to serve on the Company’s board of directors until the next annual meeting of stockholders and until their successors are elected and qualified with the votes set forth below:

Name	For	Withheld
Srinivas Akkaraju	14,498,878	15,120
Paolo Fundaro	14,498,060	15,938
Mark Pruzanski	14,499,437	14,561
Jonathan Silverstein	14,498,869	15,129
Lorenzo Tallarigo	14,498,060	15,938
Klaus Veitinger	14,499,628	14,370
Nicole Williams	14,505,560	8,438

Proposal 2. Ratification of Independent Registered Public Accounting Firm: The selection of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ended December 31, 2013 was ratified with the votes set forth below:

For	Against	Abstain
14,986,749	7,440	1

Item 8.01 Other Events.

Revised Non-employee Director Compensation Policy

On May 7, 2013, the Company’s board of directors adopted a revised non-employee director compensation policy. A summary of the director compensation policy is filed herewith as Exhibit 10.1, and is incorporated by reference into this Item 8.01.

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits.
10.1	2013 non-employee director compensation policy.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERCEPT PHARMACEUTICALS, INC.

Date: May 13, 2013	/s/ Mark Pruzanski
Mark Pruzanski, M.D.
President and Chief Executive Officer